UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2004

SOMERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27843	77-0521878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5383 Hollister Avenue

Santa Barbara, California 93111

(Address of principal executive offices, including zip code)

(805) 681-3322

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of the registrant’s press release, dated November 2, 2004, regarding final financial results for the registrant’s third fiscal quarter ended October 3, 2004. Attached hereto as Exhibit 99.2 and incorporated by reference herein is a PowerPoint presentation, dated November 2, 2004, utilized by the registrant in connection with its public teleconference call held on November 2, 2004 to announce the registrant’s financial results for its third fiscal quarter ended October 3, 2004.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 2, 2004.

99.2	PowerPoint Presentation dated November 2, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMERA COMMUNICATIONS, INC.

By:	/S/ DAVID W. HEARD
David W. Heard
President and Chief Executive Officer

Date: November 2, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 2, 2004.

99.2	PowerPoint Presentation dated November 2, 2004.